UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12
GOPRO, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

This Schedule 14A relates to the proposed merger of GoPro, Inc. (“GoPro”), a Delaware corporation, with Starman Optical, Inc., a Delaware corporation (“Merger Sub” or “Starman”), pursuant to the Agreement and Plan of Merger by and among GoPro, Action Acquisitions LLC, a Delaware limited liability company (“Parent”), and Merger Sub, a wholly owned subsidiary of Parent, dated September 1, 2026 (the “Merger”).

This filing contains the following communication by GoPro related to the Merger:

1.Letter to GoPro’s community, fans and customers, posted on GoPro’s website on September 3, 2026.

1.The following is a letter to GoPro's community, fans and customers, posted on GoPro's website on September 3, 2026.

Letter from Nick, GoPro Founder & CEO

Sep 03, 2026

To our GoPro community, fans and customers,

We understand there’s some concern about GoPro’s post-merger commitment to continue developing market leading cameras for consumers and professionals. Making amazing cameras for all of you is our core DNA and reason for being and that will never change! We’re fired up about what’s ahead for GoPro and want to share a little more about what our proposed merger with Starman means for our future.

Thanks to the improved financial strength this merger will provide, we’ll be in a much better position to innovate, invent and advance the future of consumer and professional content creation. And importantly, Starman shares our passion for the GoPro brand, developing market leading products and our commitment to your collective stoke.

We’ve accumulated more than 2500 patents over the last 24 years which tells you we’ve been busy innovating, and this merger will ensure we’re able to innovate for many more years to come. We expect this merger will make GoPro a stronger, more capable camera company than ever before.

Our goal is to become a more diversified company which can make us stronger financially, enabling GoPro to become as awesome as we (and you) want us to be. We plan to bring you more innovative cameras, smarter accessories, and more powerful software and services designed to make capturing, editing and sharing your experiences easier and more exciting than ever. We see opportunities to improve the products you already love while developing new tools and experiences that help you create, connect and share in entirely new ways.

We have so much more to do, so much more to invent, and so much more we want to bring to the GoPro community. We appreciate all of you who have been on this journey with us and we’re excited about where we’re headed. We’re going to keep doing what we do best - making the world’s highest-performance cameras and building the products, services and innovations that help you capture life’s most exciting moments. It’s what we were founded to do and it’s what we will always do. Be a HERO…GoPro.

With respect and appreciation — Nick

GoPro Founder & CEO

No Offer or Solicitation

This filing shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

This filing may be deemed to be solicitation material in respect of the proposed transaction involving GoPro, Starman and Parent. In connection with the proposed transaction, GoPro intends to file with the Securities and Exchange Commission (the “SEC”) and furnish to stockholders a proxy statement. This document is not a substitute for the proxy statement or any other document that GoPro may file with the SEC or send to its stockholders in connection with the proposed transaction. INVESTORS AND STOCKHOLDERS OF GOPRO ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GOPRO AND THE PROPOSED TRANSACTION. The materials to be filed by GoPro will be made available to GoPro’s investors and stockholders at no expense to them and copies may be obtained free of charge on GoPro’s website at https://investor.gopro.com/. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov.

GoPro and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of GoPro stockholders in connection with the proposed transaction under SEC rules. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of GoPro’s executive officers and directors in the solicitation by reading GoPro’s proxy statement for its 2026 annual meeting of stockholders, the Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and the subsequent Quarterly Reports on Form 10-Q, and the proxy statement and other relevant materials that will be filed with the SEC in connection with the proposed transaction when they become available. Information concerning the interests of GoPro’s participants in the solicitation, which may, in some cases, be different than those of GoPro’s stockholders generally, will be set forth in the proxy statement relating to the proposed transaction when it becomes available.

Forward-Looking Statements

This filing may contain forward-looking statements including, among other things, statements regarding the potential benefits of the proposed transaction; the prospective performance and outlook of GoPro’s business, performance and opportunities; the technologies to be added to GoPro’s portfolio; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to risks, uncertainties, and assumptions. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Risks include, but are not limited to: (i) the ability to obtain the requisite approval from stockholders of GoPro; (ii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iii) the possibility that competing offers or acquisition proposals for GoPro will be made; (iv) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances that would require GoPro to pay a termination fee or other expenses; (vi) the effect of the pendency of the proposed transaction on GoPro’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; (vii) risks related to diverting management’s attention from GoPro’s ongoing business operations or the loss of one or more members of the management team; (viii) the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; (ix) changes in general economic, competitive, technological and/or industry-specific conditions affecting the businesses and industries in which GoPro and Starman operate; (x) actions by third parties, including government agencies; (xi) uncertainty regarding the expected financial performance of the combined company following completion of the proposed transaction; (xii) failure to realize the anticipated benefits of the proposed transaction within the expected time frame or at all, including as a result of a delay in completing the proposed transaction or integrating the businesses; (xiii) the ability of the combined company to implement its business strategy; and (xiv) other risk factors detailed from time to time in GoPro’s reports filed with the SEC, including GoPro’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed with the SEC, including documents that will be filed with the SEC in connection with the proposed transaction. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. GoPro does not undertake, and expressly disclaims, any obligation to update any forward-looking statements, whether as a result of new information or developments, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.